Exhibit 10.29

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

This Second Amendment is entered into by and between ClubCorp USA, Inc. (“ClubCorp”) and John Beckert (“Beckert”) to be effective as of August 27, 2002.

RECITALS

WHEREAS, by the terms of an Employment Agreement (“Agreement”), ClubCorp employed Beckert in the positions of President and Chief Operating Officer of ClubCorp and its parent ClubCorp, Inc.; and

WHEREAS, the Employment Agreement was first amended to correct paragraph 3 of the Agreement; and

WHEREAS, by signing this Amendment, the parties intend to clarify paragraph 13 (II) to accurately reflect the agreed upon terms.

NOW, THEREFORE, for adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. The following sentence is hereby added to paragraph 13 (II) of the Agreement:

“In the event Section 5.3 of the Omnibus Stock Plan applies to you resulting in a reduction of a “parachute payment” you are otherwise entitled to receive, ClubCorp will pay you a Gross Up amount as defined herein.”

2. The parties ratify and confirm all other terms of the Agreement, as amended.

John Beckert

/s/ John Beckert

Signature

CLUBCORP USA, INC.

/s/ Robert H. Dedman

Signature Chief Executive Officer Title